UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 21, 2013

PBF ENERGY INC.
PBF HOLDING COMPANY LLC
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

 (973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of PBF Energy Inc. (“PBF Energy”) was held on May 21, 2013.  At the Annual Meeting, the stockholders elected each of the following individuals to serve on PBF Energy’s Board of Directors for a term of one year, or until his successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

NAME	FOR	AGAINST	ABSTAIN	NON-VOTES
Thomas D. O’Malley	88,494,987	3,848,115	1,945	1,819,831
Spencer Abraham	91,436,877	906,190	1,980	1,819,831
Jefferson F. Allen	91,463,056	880,111	1,880	1,819,831
Martin J. Brand	88,407,519	3,935,683	1,845	1,819,831
Timothy H. Day	85,003,794	7,339,408	1,845	1,819,831
David I. Foley	85,337,562	7,005,640	1,845	1,819,831
Dennis M. Houston	91,468,314	874,788	1,945	1,819,831
Edward F. Kosnik	91,460,287	882,815	1,945	1,819,831
Neil A. Weizel	88,409,983	3,993,119	1,945	1,819,831

In addition, the following proposals were voted at PBF Energy’s Annual Meeting:

The ratification of the appointment of Deloitte & Touche LLP to serve as PBF Energy’s independent registered public accounting firm for 2013 was approved by the stockholders, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
94,123,118	31,580	10,180	0

With respect to the advisory vote regarding the compensation of PBF Energy’s Named Executive Officers, which vote is referred to as the “Say-on-Pay Vote”, the stockholders have approved the compensation of PBF Energy’s Named Executive Officers, with the votes, rounded to the nearest whole share, cast as follows:

FOR	AGAINST	ABSTAIN	NON-VOTES
86,292,606	6,048,264	4,176	1,819,832

With respect to the advisory vote regarding the frequency of the “Say-on-Pay Vote” regarding the compensation of PBF Energy’s Named Executive Officers, the stockholders have approved a frequency of every third year, with the votes, rounded to the nearest whole share, cast as follows:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTAIN	NON-VOTES
16,129,319	9,430	76,096,184	110,113	1,819,832

In accordance with the results of this vote, on May 21, 2013, PBF Energy’s Board of Directors determined that an advisory vote on executive compensation will be held once every three years.

Item 8.01   Other Events.

On May 21, 2013, senior management of PBF Energy and PBF Holding Company LLC (collectively, the “Company”) presented materials at the PBF Energy Annual Meeting of Stockholders.  The Company's presentation materials, available on the Investor Relations section of the PBF Energy website at www.pbfenergy.com, is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation materials dated May 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2013

PBF Energy Inc.
(Registrant)

By:	/s/ Matthew C. Lucey
Name:	Matthew C. Lucey
Title:	Senior Vice President, Chief Financial Officer

Dated: May 22, 2013
PBF Holding Company LLC
(Registrant)

By:	/s/ Matthew C. Lucey
Name:	Matthew C. Lucey
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation materials dated May 21, 2013